UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2024

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President

On October 18, 2024, the Board of Directors (the “Board”) of New Fortress Energy Inc. (the “Company”) appointed Andrew Dete as the Company’s President, effective immediately.

Mr. Dete, 37 years old, currently serves as Managing Director of New Business at the Company, a role which he has held since joining the Company in 2020. Mr. Dete is responsible for originating and executing new business to support the growth of operational assets and achieve new market development objectives, including sales of LNG and power, as well as new terminal and infrastructure investments. Mr. Dete has over 12 years of experience in the energy and infrastructure industry across developed and emerging markets, including project financing roles and developing greenfield infrastructure projects. In his current role, Mr. Dete has been focused on the Company’s expansion into Brazil and the organic growth of existing natural gas import terminals. Prior to joining the Company, Mr. Dete served as a vice president in the Project, Infrastructure, and Principal Finance group at Goldman Sachs, where he led origination, structuring, and execution of financings for infrastructure projects in the United States and Latin America. He previously worked at SunPower Corporation, helping to lead the development and financing to utility-scale, commercial, and residential solar power projects. Mr. Dete received an undergraduate degree in Economics with a focus on Development Economics from Dartmouth College.

There are no family relationships between Mr. Dete and any director or executive officer of the Company. There are no related party transactions between Mr. Dete and the Company reportable under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Dete has entered into a standard indemnification agreement with the Company, the form of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

A copy of the press release announcing Mr. Dete's appointment is furnished herewithin as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Indemnification Agreement, by and between New Fortress Energy Inc. and Andrew Dete, dated October 18, 2024.
99.1	Press Release date October 24, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: October 24, 2024	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer